Warrants Liabilities	12 Months Ended
Dec. 31, 2023
Warrants Liabilities [Abstract]
WARRANTS LIABILITIES

Note 8:-   warrants liabilities

The Company issued in 2019 warrants to purchase a number of convertible Series B-1 convertible preferred shares, for an aggregate exercise price of $550. As a result of the Merger and the related Recapitalization, the warrants became convertible into the Company’s ordinary shares. The Company classified the warrants as freestanding and treated as liability pursuant to ASC 480 and remeasured every reporting period with any change to fair value recorded within financial expenses in the statements of operations.

As a result of the Merger, the Company assumed a derivative warrant liability related to 3,112,080 private placement warrants assumed by the Company pursuant to the terms of the Merger.

The Company utilizes a Black-Scholes option pricing model to estimate the fair value of the private placement warrants and the convertible warrants (hereinafter: the “warrants”) and are considered a Level 3 fair value measurement. Black-Scholes option pricing model takes into consideration certain parameters in computation of the fair value of the warrants which the significant parameter is expected volatility. The Company computed a sensitivity analysis of the fair value to changes of the expected volatility. The volatility impact of +/-5% on the warrants’ fair value is approximately $180.

The warrants are measured at each reporting period, with changes in fair value recognized in the statement of operations. During 2023, 2022 and 2021, the Company recognized ($756), ($8,425) and $3,083, respectively, with respect with those warrants as a finance expenses (income).